                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 Current Report



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 8, 1996
-------------------------------------------------------------------------------


                               RYDER SYSTEM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                      1-4364                    59-0739250
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)           Identification No.)


3600 N. W. 82nd Avenue, Miami, Florida                             33166
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (305) 593-3276
-------------------------------------------------------------------------------

Item 5.  Other Events.

         Ryder System, Inc. (the "Company") declared a dividend of Preferred Share Purchase Rights. A copy of the Company's press release dated March 8, 1996 declaring the dividend is attached hereto as Exhibit 99.

1.       Press Release dated March 8, 1996, issued by Ryder System, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 22, 1996


                                            RYDER SYSTEM, INC.


                                            By: /s/  Edward R. Henderson
                                               ---------------------------------
                                               Name:   Edward R. Henderson
                                                Title: Associate General Counsel
                                                        and Assistant Secretary

                                 EXHIBIT INDEX


                                                                                     Sequentially
                                                                                      Numbered
Exhibit No.                                        Title                                 Page
-----------                                        -----                             ------------
   99.                            Press Release dated March 8, 1996,
                                  issued by Ryder System, Inc.
